Loan receivable from Tevva	6 Months Ended
Jun. 30, 2024
ElectraMeccanica Vehicles Corp
Loans Receivable [Line Items]
Loan receivable from Tevva	Loan receivable from Tevva
In connection with the Tevva Arrangement Agreement, on August 14, 2023, the Company and Tevva entered into a facility letter, pursuant to which the Company advanced $6,000,000 to Tevva under a term loan facility (the “Working Capital Facility”). Interest on the Working Capital Facility accrued at 8% per annum.
As a result of the Company’s termination of the Tevva Arrangement Agreement on October 4, 2023, all amounts due (including any accrued interest and other sums due) under the Working Capital Facility became repayable in full 90 days from and including the date on which the Tevva Arrangement Agreement was terminated (i.e., January 2, 2024). After assessing the expected proceeds to be received at loan maturity and the potential value of related collateral to secured obligations, the Company determined that the loan receivable advanced pursuant to the Working Capital Facility was fully impaired and recorded an impairment loss of $6,000,000 in the consolidated statement of operations and comprehensive loss.
On November 28, 2023, the Company entered into a settlement agreement (the “Tevva Settlement Agreement”) with Tevva relating to the termination of the Tevva Arrangement Agreement. Pursuant to the terms of the Tevva Settlement Agreement, Tevva agreed to dismiss its previously filed federal and state court complaints relating to the Tevva Arrangement Agreement and the transactions contemplated therein, and the Company agreed to forgive the approximately $6.1 million due from Tevva under the Working Capital Facility (inclusive of $0.1 million of accrued interest) and to pay Tevva $380,000 in connection with the Tevva Settlement Agreement. As of December 31, 2023, payment of $380,000 was made to Tevva and recorded in gain / (loss) on settlement of legal liabilities in the consolidated statements of operations and comprehensive loss.